UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2011

THE PMI GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

13664	94-3199675
(Commission File Number)	(IRS Employer Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California	94597-2098
(Address of Principal Executive Offices)	(Zip Code)

(925) 658-7878

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.	BANKRUPTCY OR RECEIVERSHIP.

The PMI Group, Inc. (“TPG”) received on Friday, October 21, 2011, a copy of an order, dated October 20, 2011, in the matter of State of Arizona, ex rel. Christina Urias, Director of Insurance v. PMI Mortgage Insurance Co., issued by the Superior Court of the State of Arizona for the County of Maricopa, directing Christina Urias, Director of the Department of Insurance, to take possession and control of PMI Mortgage insurance Co., TPG’s wholly-owned subsidiary, pending a hearing on matters addressed in a Verified Complaint for Appointment of a Receiver and Injunction, dated October 20, 2011, filed on behalf of the Department of Insurance. That Verified Complaint seeks, among other things, an order appointing Christina Urias, Director of the Arizona Department of Insurance, as receiver to take possession of the property and business of MIC.

See Item 8.01 for a further discussion.

ITEM 8.01.	OTHER EVENTS.

The PMI Group, Inc. (“TPG”) received on Friday, October 21, 2011, a copy of (i) a Verified Complaint for Appointment of a Receiver and Injunction, dated October 20, 2011 (the “Complaint”), seeking among other things an order appointing Christina Urias, the Director of the Arizona Department of Insurance (the “Director”), as receiver to take possession of the property and business of PMI Mortgage Insurance Co. (“MIC”), TPG’s wholly-owned subsidiary, (ii) an order, dated October 20, 2011 (the “Interim Order”), directing the Director to take possession and control of MIC pending a hearing on matters addressed in the Complaint and (iii) an Order of Supervision (the “Order of Supervision”) for PMI Reinsurance Co., PMI Mortgage Guaranty Co. and Residential Insurance Co., which are wholly-owned subsidiaries of TPG, appointing a Supervisor and restricting such entities from taking a variety of actions without the prior approval of the Director of Insurance or the Supervisor. TPG is reviewing the Complaint, Interim Order and Order of Supervision, copies of which are filed as Exhibits 99.1, 99.2 and 99.3.

The Indenture for TPG’s outstanding 4.50% Convertible Senior Notes due 2020 (the “4.50% Notes”) provides that, among other events, the following are Events of Default under the Indenture:

•

“the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of a Significant Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging a Significant Subsidiary of the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such a Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such a Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of such a Significant Subsidiary’s affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

•

the commencement by a Significant Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of such a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such a Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such a Significant Subsidiary in furtherance of any such action.”

MIC is a Significant Subsidiary for purposes of the Indenture. Upon either such Event of Default, the outstanding principal of the 4.50% Notes will automatically become immediately due and payable.

In addition, in the event of a Fundamental Change (as defined in the Indenture), each holder of the 4.50% Notes will have the right, at such holder’s option, to require TPG to repurchase for cash such holder’s Notes at 100% of the principal amount thereof, plus accrued and unpaid interest, on a date specified by TPG that is not less than 20 calendar days nor more than 35 calendar days following the date of TPG’s notice of the Fundamental Change. TPG is required to provide such notice on or before the 20th calendar day after the occurrence of the Fundamental Change. Among other events, a Fundamental Change will occur if the Common Stock ceases to be listed or quoted on The New York Stock Exchange. The New York Stock Exchange halted trading in TPG’s Common Stock on October 21, 2011, and TPG expects that trading in TPG’s Common Stock may be suspended following the filing of this Current Report. TPG does not have the financial resources to repurchase the outstanding principal amount of the 4.50% Notes if it were required to do so. The failure to repurchase the 4.50% Notes as required would constitute an Event of Default with respect to the 4.50% Notes and permit acceleration of the outstanding principal amount of the 4.50% Notes.

Pursuant to the Indenture for TPG’s 6.000% Senior Notes due 2016 (the “6.000% Notes”) and 6.625% Senior Notes due 2036 (the “6.625% Notes”), if the principal amount of the 4.50% Notes were accelerated and such indebtedness were not discharged or such acceleration were not rescinded or annulled within a period of 30 days after notice by the Trustee or the holders of the 6.000% Notes and/or 6.625% Notes, an Event of Default would exist with respect to the 6.000% Notes or the 6.625% Notes, as applicable, and the holders of each such series of Notes could cause the principal amount of the Notes of such series to become immediately due and payable. TPG does not have the financial resources to pay the outstanding principal amount of the 4.50% Notes, the 6.000% Notes and the 6.625% Notes if such amounts were to become due and payable.

TPG has retained Evercore Partners, Sullivan & Cromwell LLP and Young Conaway Stargatt & Taylor, LLP to explore strategic and restructuring alternatives in consultation with its stakeholders.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Verified Complaint for Appointment of a Receiver and Injunction, dated October 20, 2011

99.2	Order Directing Full and Exclusive Possession and Control of Insurer

99.3	Notice of Determination, Order for Supervision and Notice of Appeal Rights

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2011	The PMI Group, Inc.
(Registrant)

	By:	/s/ L. Stephen Smith
L. Stephen Smith
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Verified Complaint for Appointment of a Receiver and Injunction, dated October 20, 2011

99.2	Order Directing Full and Exclusive Possession and Control of Insurer

99.3	Notice of Determination, Order for Supervision and Notice of Appeal Rights